SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2003

PriceSmart, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22793	33-0628530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4649 Morena Boulevard, San Diego CA 92117

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 581-4530

Item 7.	Financial Statements and Exhibits

(c) The following exhibits are furnished herewith:

99.1	Transcript of audio presentation of PriceSmart, Inc. available July 22, 2003.

Item 12.	Results of Operations and Financial Condition

On July 22, 2003, PriceSmart, Inc. made available on its internet web site a pre-recorded audio presentation regarding its results of operations for its third quarter and nine months ended May 31, 2003. A copy of the presentation transcript is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2003	PRICESMART, INC.

	By:	/s/ ALLAN C. YOUNGBERG
Allan C. Youngberg Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of audio presentation of PriceSmart, Inc. available July 22, 2003.

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